UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2000

                             SILVERZIPPER.COM, INC.
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             (Exact name of registrant as specified in its charter)



        NEVADA                      33-55254-08                  87-0434286
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  (State or other jurisdiction (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)



         350 FIFTH AVENUE, SUITE 1222, NEW YORK, NEW YORK  10118
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (212) 563-7040


                               SABER CAPITAL, INC.
         3099 SO. HIGHLAND DRIVE, SUITE 460, SALT LAKE CITY, UTAH 84106
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          (Former name or former address, if changed since last report)


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Item 2.           Acquisition or Disposition of Assets

     On or about March 21, 2000, silverzipper.com, Inc. (silverzipper") acquired, through Serac Acquisition, Ltd., a wholly owned subsidiary, all of the outstanding capital stock of Serac Sports, Ltd. ("Serac"), an Alberta, Canada corporation, pursuant to an Arrangement Agreement dated as of December 30, 1999. Serac is a well regarded skiing and outdoor clothing company based in Calgary, British Columbia, Canada, with the majority of its sales in the United States. Serac's early product focus was ski apparel. Later product diversification resulted in the introduction of cycling and running "cross-training apparel." Serac now designs, sources and distributes outdoor apparel and accessories for major growth sports markets currently serving the recreational outdoor and ski/snowboard markets in North American from its Greenwich, Connecticut and Calgary Alberta locations. Serac has also introduced its products into Europe through a Distribution Agreement with Elho Munich. Serac is a licensee of the W.L. Gore Company and currently supplies apparel using Gore fabrics to ski resorts and other industries across North America.

     The purchase price for the Serac capital stock acquired by silverzipper is the sum of $3,000,000 consisting of $400,000 in cash and $2,600,000 in silverzipper common stock valued, in accordance with the Arrangement Agreement, at $4.17 per share. By the terms of the Arrangement Agreement, the silverzipper common stock is not transferable before March 1, 2001 and additional restrictions may apply to persons who are "affiliates" of Serac. In addition, silverzipper will have to provide funding for the payment of certain loans due to former officers and directors of Serac in the aggregate amount of approximately U.S. $300,000. As part of the closing, silverzipper became obligated for the payment due by Serac to its commercial factor. silverzipper believes that Serac's receivables and inventory are sufficient to cover that liability. A copy of the Arrangement Agreement is attached hereto as Exhibit 2. This report is qualified in its entirety and subject to the Arrangement Agreement attached hereto as Exhibit 2. The reader is cautioned and encouraged to read the Arrangement Agreement in its entirety.

     As part of the Serac acquisition, silverzipper has retained the former Chief Executive Officer of Serac, William McCabe, as the President and Chief Operating Officer of silverzipper Brands (silverzipper's distributor to retail stores), and has also retained the services of Ronald Stickley in connection with Canadian and United States sales of Serac merchandise by silverzipper Brands. It has also entered into a Consulting Agreement with a Serac director, Steven Crisafulli.

     Mr. McCabe has a three year employment agreement providing for base compensation of $150,000 per year and an option to purchase 120,000 shares of common stock of silverzipper at $2.00 per share. A similar option has been granted to Mr. Ronald Stickley, formerly Vice-President of Serac, in connection with his sales activities. A warrant with similar terms has been granted to Steven Crisafulli, a director of Serac, in connection with consulting services to be rendered by him to silverzipper.

     The employment agreement of Mr. McCabe is attached to this report as Exhibits 10.1. The consulting agreement and warrant granted to Mr. Crisafulli are attached hereto as Exhibits 10.3 and 4.1, respectively. The foregoing descriptions are qualified in their entirety by the actual agreements. The reader is cautioned and encouraged to read these agreements in their entirety.

Item 5.           Other Events

     As part of the Serac acquisition, silverzipper has retained the former Chief Executive Officer of Serac, William McCabe, as the President and Chief Operating Officer of silverzipper Brands (silverzipper's distributor to retail stores), and has also retained the services of Ronald Stickley in connection with Canadian and United States sales of Serac merchandize by silverzipper Brands. It has also entered into a Consulting Agreement with a Serac director, Steven Crisafulli.

     Mr. McCabe has a three year employment agreement providing for base compensation of $150,000 per year and an option to purchase 120,000 shares of common stock of silverzipper at $2.00 per share. A similar option has been granted to Mr. Ronald Stickley, formerly Vice-President of Serac, in connection with his sales activities. A warrant with similar terms has been granted to Steven Crisafulli, a director of Serac in connection with consulting services to be rendered by him to silverzipper.

     The  employment  agreement  of Mr.  McCabe is  attached  to this  report as
Exhibit 10.1. The consulting agreement and warrant granted to Mr. Crisafulli are attached hereto as Exhibits 10.3 and 4.1, respectively. The foregoing descriptions are qualified in their entirety by the actual agreements. The reader is cautioned and encouraged to read these agreements in their entirety.

     In an unrelated matter, silverzipper did not engage Smith & Company as its independent accountants for its audit for the year ended December 31, 1999.
During the past three years, Smith & Company did not issue a report on Registrant's financial statements that either contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period of its engagement there were no disagreements between Registrant and Smith & Company on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedure, which disagreement, if not resolved to the satisfaction of Smith & Company, would have caused them to make reference to the subject matter of the disagreement in connection with its opinion.

     The Board of Directors of silverzipper has appointed Mahoney Cohen & Company, CPA, P.C. ("MC&C") as its independent accountants to audit the financial statements of silverzipper for the year ended December 31, 1999. Prior to such engagement, silverzipper did not consult with MC&C regarding the application of accounting principles to a specified transaction, or the type of audit opinion that may be rendered with respect to the Registrant's financial statements.

Item 7.           Financial Statements and Exhibits

                  (a)      Financial Statements of Business Acquired.

     It is presently impractical to provide the financial statements required to be presented hereunder at the time of filing this report. Such financial statement information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than sixty (60) days from the due date of this report.

                  (b)      Pro Forma Financial Statements.

     It is presently impractical to provide the pro forma financial statements required to be presented hereunder at the time of filing this report. Such pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than sixty (60) days from the due date of this report.

                  (c)      Exhibits.

                           2        Arrangement Agreement by and among
                                    silverzipper, Serac Acquisition, Ltd., and
                                    Serac Sports, Ltd. dated December 30, 1999
                           4.1      Form of Crisafulli Warrant
                           10.1     McCabe Employment Agreement dated
                                    March 15, 2000
                           10.2 Crisafulli Consulting Agreement dated March 15, 2000

Forward Looking Statements

     This Form 8-K contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate" and "expect" and similar expressions as they relate to silverzipper or its management are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. silverzipper's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in silverzipper's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SILVERZIPPER.COM, INC.

                                               By: /s/ Paul E. Palmeri
                                                   -------------------
                                                   Paul E. Palmeri, CEO

Date:    April 5, 2000